UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 26, 2014
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective March 26, 2014, PBF Rail Logistics Company LLC (the “Borrower” or “PBF Rail”), an indirect wholly-owned subsidiary of PBF Energy Inc. (“PBF Energy”) and PBF Holding Company LLC (“PBF Holding” and together with Energy, the “Company”), entered into a $250 million secured revolving credit agreement (the “Rail Facility”) with a consortium of eleven lenders, including Credit Agricole Corporate & Investment Bank (“CA-CIB”) as Administrative Agent. The primary purpose of the Rail Facility is to fund the acquisition by PBF Rail of approximately 2,000 coiled and insulated crude tank cars and approximately 1,000 non-coiled and non-insulated general purpose crude tank cars, all to be manufactured by Trinity Industries, Inc. (the “Railcars”) before December 2015.

Advances under the Rail Facility will be made subject to a Borrowing Base equal to 70% of the lesser of the aggregate Appraised Value of the Eligible Railcars, or the aggregate Purchase Price of such Eligible Railcars, as these terms are defined in the Loan Agreement. On the first anniversary of the closing, the advance rate will adjust automatically to 65%.

The Rail Facility matures on March 31, 2016. All outstanding advances must be repaid at that time. At any time prior to maturity the Borrower may repay and re-borrow any advances without premium or penalty.

At the Borrower’s election, advances will bear interest at a rate per annum equal to one month Libor plus the Facility Margin for Eurodollar Loans, or the Corporate Base Rate plus the Facility Margin for Base Rate Loans (the Corporate Base Rate is equal to the higher of the prime rate as determined by CA-CIB, the Federal Funds Rate plus 50 basis points, or one month Libor plus 100 basis points), all as defined in the Loan Agreement. In addition, there is a commitment fee on the unused portion. Interest and fees are payable monthly.

The lenders received a perfected, first priority security interest in all of the Borrower’s assets, including but not limited to (i) the Railcars, (ii) all railcar marks and other intangibles, (iii) the rights of the Borrower under the Transportation Services Agreement (“TSA”) entered into by the Borrower and PBF Holding, (iv) the accounts of the Borrower, and (v) proceeds from the sale or other disposition of the Railcars, including insurance proceeds. In addition, the lenders received a pledge of the membership interest of the Borrower held by PBF Transportation Company LLC, a wholly-owned subsidiary of PBF Holding. The obligations of PBF Holding under the TSA are guaranteed by each of Delaware City Refining Company LLC, Paulsboro Refining Company LLC, and Toledo Refining Company LLC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Rail Facility provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 27, 2014

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

Dated:	March 27, 2014

PBF Holding Company LLC
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel